SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY
NOTE 13 -     SHAREHOLDERS' EQUITY

a.
TAT's Ordinary shares confer upon their holders voting rights, the right to receive dividends, if declared, and any amounts payable upon the dissolution, liquidation or winding up of the affairs of TAT.

TAT's Treasure shares have no rights.

b.	Stock option plans:

Following the approval of TAT's Audit Committee and Board of Directors, on June 28, 2012, the Company’s shareholders approved the 2012 stock option plan (the “2012 Plan”) to grant up to 380,000 options to purchase Ordinary shares, 0.9 NIS par value, of the Company to senior executives and certain members of the Board of Directors, at an exercise price as determined in the stock option plan. The option pool was increased in 2016 by 300,000 to an aggregate option pool of 680,000 options following the approvals of the Company's Audit Committee, Board of Directors and shareholders. In general, the Options vest over a period of 4 years as follows: 25% of the Options vest upon the lapse of 12 months following the date of grant and the remaining 75% vest on a quarterly basis over the remaining 3-year period. In addition, certain Options that were previously granted vest over a three-year period (one-third each year) and the vesting of 50% of such Options is subject, in addition, to certain minimum shareholders' equity during a period of 4 years from the grant date. The grant of options to Israeli employees under the Plan is subject to the terms stipulated by Sections 102 and 102A of the Israeli Income Tax Ordinance.  Each option grant is subject to the track chosen by the Company, either Section 102 or Section 102A of the Israeli Income Tax Ordinance, and pursuant to the terms thereof, the Company is not allowed to claim as an expense for tax purposes the amounts credited to employees as benefits, including amounts recorded as salary benefits in the Company’s accounts, in respect of options granted to employees under the Plan, with the exception of the work income benefit component, if any, determined on grant date.  For nonemployees and for non-Israeli employees, the share option plan is subject to Section 3(i) of the Israeli Income Tax Ordinance.

On August 30, 2018 the Company's compensation committee, followed by the Board of Directors, approved the amended and restated company's 2012 Plan. On October 4, 2018 the company's amended and restated 2012 stock plan was approved at the annual general meeting of shareholders.

As part of the company's 2012 Plan’s amendments it was determined that if the Company declares a cash dividend to its shareholders, and the distribution date of such dividend will precede the exercise date of an Option, including for the avoidance of doubt, Options that have yet to become vested and Options which have been granted prior to the adoption of such amendment to the plan, the exercise price of the Option shall be reduced in the amount equal to the cash dividend per share distributed by the Company. The result of the modification was an incremental cost of $74 in the financial statement for 2018.

During 2018 the option pool was increased by 300,000 to an aggregate option pool of 980,000 options following the approvals of the Company's Audit Committee, Board of Directors and shareholders of the company.

(1)	On March 6, 2017, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 30,000 Options, at an exercise price of $8.9 per share, to senior executive.

(2)	On August 10, 2017, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 45,000 Options, at an exercise price of $11.39 per share, to senior executive.

(3)
On October 30, 2017, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 80,000 Options, at an exercise price of $11.54 per share, to senior executives, which were granted on January 2, 2018.

(4)	On February 6, 2018, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 3,893 Options, at an exercise price of $11.11 per share, to senior executives.

(5)	On February 28, 2018, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 50,000 Options, at an exercise price of $10.74 per share, to senior executive.

(6)	On May 13, 2018, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 70,000 Options, at an exercise price of $9.12 per share, to senior executive.

(7)	On November 22, 2018, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 70,000 Options, at an exercise price of $7.35 per share, to senior executives.

(8)	On August 29, 2019, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 70,000 Options, at an exercise price of $5.65 per share, to senior executives.

(9)	On September 22, 2019, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 50,000 Options, at an exercise price of $5.32 per share, to senior executive.

(10)	On September 26, 2019, pursuant to the 2012 Plan, TAT’s Board of Directors approved the grant of 50,000 Options, at an exercise price of $5.26 per share, to senior executive.

The fair value of the Company’s stock options granted under the 2012 plan for the years ended December 31, 2019, 2018 and 2017 was estimated using the following assumptions:

	2019	2018	2017

Expected stock price volatility	34.2% – 36.8%	32.6% – 40.8%	33.3% – 40.5%
Expected option life (in years)	3.5-5	3.5-5.5	4 – 5.5
Risk free interest rate	1.44% – 1.63%	1.71% – 2.87%	1.49% – 1.81%
Dividend yield	0%	0% - 5%	5%

The Company uses the Black-Scholes option pricing model to determine the weighted average fair value of options. The volatility factor used in the Black-Scholes option pricing model is based on historical stock price fluctuations. The expected term of options is based on the simplified method. The Company is able to use the simplified method as the options qualify as “plain vanilla” options as defined by ASC 718-10-S99 and since the Company does not have sufficient historical exercise data to provide a reasonable basis to estimate expected term. Expected dividend yield is based upon historical and projected dividend activity and the risk-free interest rate assumption is based on observed interest rates appropriate for the expected term of the stock options granted. Following the company's amended and restated 2012 stock plan related to the adjustment of the exercise price in respect of dividend distribution, the dividend yield was amended to 0%.

(11)	The following table is a summary of the activity of TAT's Stock Option plan:

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2019		2018		2017
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price

Outstanding at the beginning of the year	548,267	$9.03	365,000	$8.53	330,000	$7.97
Granted	170,000	5.44	273,893	9.70	75,000	10.39
Forfeited	(126,808)	11.19	(63,958)	9.85	(20,417)	7.47
Exercised	-	-	(26,668)	7.15	(19,583)	7.3

Outstanding at the end of the year	591,459	7.53	548,267	$9.03	365,000	$8.53

Exercisable at the end of the year	264,389	$7.74	163,438	$8.34	120,417	$7.95

The weighted-average grant-date fair value of options granted was $1.35 in 2019, $1.83 in 2018 and $1.74 in 2017. The aggregate intrinsic value for the options outstanding as of December 31, 2019, 2018 and 2017 was $0, $737 and $332, respectively.

As of December 31, 2019 total unrecognized compensation cost was $230 and is expected to be recognized over a weighted-average period of 1.08 years.

c.	Dividends

On May 17, 2017, TAT’s Board declared a cash dividend in the total amount of $3 million (approximately NIS 10.8 million), or $0.34 per share (approximately NIS 1.2 per share), for all of the shareholders of TAT. The dividend was paid on June 21, 2017 to shareholders of record on June 7, 2017.